UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016
____________________
ELLIE MAE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35140 (Commission File Number)	94-3288780 (IRS Employer Identification Number)

4420 Rosewood Drive, Suite 500
Pleasanton, California 94588
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (925) 227-7000
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

This Current Report on Form 8-K is being filed to report amendments to Ellie Mae, Inc.’s (the “Company”) non-employee director equity compensation policy (the “Amended Non-Employee Director Compensation Policy”).

Under the Amended Non-Employee Director Compensation Policy, any newly elected or appointed non-employee director is entitled to receive an award of restricted stock units with a market value of approximately $150,000 based on the average closing price of our common stock over the thirty trading days prior to the date of grant (the “Initial Grant”), and a pro-rata portion of the Annual Grant (defined below) based on when a director joins the Board relative to the date of the previous year’s annual meeting, upon initial election or appointment to the Board (the “Pro-rata Grant”). In addition, our non-employee directors are entitled to automatically receive immediately after each annual meeting of stockholders, a restricted stock unit award with a market value of approximately $200,000 based on the average closing price of our common stock over the thirty trading days prior to the date of grant (the “Annual Grant”). The Initial Grant will vest in three equal installments on each anniversary of the date of grant, the Pro-rata Grant will vest in full on the date of the following annual meeting of stockholders, and the Annual Grant will vest in full on the first anniversary of each applicable date of grant.

Additionally, at a meeting of the Company’s Board of Directors (the “Board”) on May 25, 2016, the Company’s Compensation Committee recommended, and the Board approved, adjustments to the annual committee fees paid to the members of the Technology and Cybersecurity Committee. The adjustments are as follows: payable quarterly in arrears and prorated for partial service in a quarter each member of the Technology and Cybersecurity Committee will receive annual cash fees of $7,200 and the chair of the committee will receive annual cash fees of $12,000.

The foregoing description of the terms of the Amended Non-Employee Director Compensation Policy does not purport to be complete and is qualified in its entirety by reference to the Amended Non-Employee Director Compensation Policy, which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits
(d) Exhibits
Exhibit No.        Exhibit Description
10.1             Non-Employee Director Equity Compensation Policy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2016	ELLIE MAE, INC.

By: /s/ Edgar A. Luce
Name: Edgar A. Luce
Title: EVP and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Non-Employee Director Equity Compensation Policy.

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